 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of Earliest Event Reported):  September 22, 2008

PROGINET CORPORATION

(Exact Name of Registrant as Specified in Charter)

DELAWARE	000-30151	11-3264929
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Garden City Plaza, Garden City, New York	11530
(Address of Principal Executive Offices)	(Zip Code)

(516) 535-3600

 (Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Section Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 22, 2008, the Board of Directors approved a compensatory arrangement, effective August 1, 2008 with the Company’s Chief Financial Officer, Ms. Debra DiMaria.  The arrangement provides that should the Company meet defined quarterly revenue targets Ms. DiMaria is eligible for a bonus of up to $7,815 per quarter.  The agreement also provides that should Ms. DiMaria meet defined management business objectives, Ms. DiMaria is eligible for a bonus of up to $25,000 on a fiscal annual basis.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Proginet Corporation (Registrant)

Date:	September 26, 2008	By:	/s/ Sandy Weil
		Name:	Sandy Weil
		Title:	President/Chief Executive Officer